UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

December 19, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

Gaucho Group Holdings, Inc. (the “Company”) virtually convened a 2022 Special Stockholder Meeting (the “Meeting”) on December 19, 2022 at 12:00 p.m. Eastern Time. A quorum was present for the Meeting.

At the Meeting, two proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the SEC on November 9, 2022. As of the record date, October 31, 2022, a total of 32,994,397 shares of common stock of the Company (2,749,896 shares on a post-split basis) were issued and a total of 32,991,028 shares of common stock (2,749,615 shares on a post-split basis) were outstanding and entitled to vote. The holders of record of 11,578,063 shares of common stock (964,839 shares on a post-split basis) were present in person or represented by proxy at said meeting for a total of 11,578,063 votes entitled to vote at the meeting. Such amount represented 35.10% of the shares entitled to vote at such meeting. All votes are represented on a pre-reverse stock split basis, as the October 31, 2022 record date of the Meeting preceded the November 4, 2022 effective date of the Company’s 1-for-12 reverse stock split.

At the Meeting, the stockholders approved the proposal submitted. The votes on the proposals were cast as set forth below:

1.	Proposal 1 – To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,666,667 shares of the Company’s common stock pursuant to a new equity line of credit with Tumim Stone Capital LLC (the “ELOC”), without giving effect to the 19.99% cap provided under Nasdaq Rule 5635(d).

Shares FOR	Shares AGAINST	ABSTAIN
11,096,326	445,662	36,075

2.	Proposal 2 – To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,250,000 shares of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement without giving effect to the 19.99% cap provided under Nasdaq Rule 5635(d).

Shares FOR	Shares AGAINST	ABSTAIN
11,159,907	378,941	39,215

Item 7.01 Regulation FD Disclosure.

For a recording of the 2022 Special Stockholder’s Meeting which includes commentary by the Company’s President and CEO, Scott Mathis, please see: https://www.cstproxy.com/gauchogroupholdings/sm2022/HTML1/default.htm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of December 2022.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO